SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 21, 2000 (June 1, 2000)

                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Tennessee                     001-11421                61-0502302
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(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                     Identification No.)

          100 Mission Ridge
     Goodlettsville, Tennessee                         37072
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(Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (615) 855-4000
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                                       N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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         Pursuant to Rule 135c under the Securities Act of 1933,  Dollar General
Corporation issued a press release on June 20, 2000, announcing that it privately placed $200 million of 8 5/8% notes due 2010, with an original issue price of 99.784%. For information regarding the transaction, reference is made to the press release dated June 20, 2000, which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits:

         99.1     Press Release dated June 20, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DOLLAR GENERAL CORPORATION

Date:  June 21, 2000
                                     By:  /s/ Brian M. Burr
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                                        Brian M. Burr
                                        Executive Vice President and
                                         Chief Financial Officer


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                               EXHIBIT INDEX


        No.                      Exhibit
        ---                      -------

       99.1        Press Release dated June 20, 2000.